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                                                                   Exhibit 10(h)


                             AFP IMAGING CORPORATION
                             1999 STOCK OPTION PLAN

1.       Purposes.

The AFP IMAGING CORPORATION 1999 INCENTIVE STOCK OPTION PLAN (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of AFP Imaging Corporation (the "Company") and/or any subsidiary thereof with an added incentive to commence and/or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under
Section 422(b) of the Code and Stock Appreciation Rights ("SARs") (collectively the "Options"). The vesting of one or more Options granted hereunder may be based on the attainment of specified performance goals of the participant or the performance of the Company, one or more subsidiaries, or division of one or more of the above.

2.       Shares Subject to the Plan.

The total number of shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"), that may be subject to Options granted under the Plan shall be five hundred thousand (500,000) in the aggregate, subject to adjustment as provided in Paragraph 8 of the Plan; however, the grant of an ISO to an employee together with a tandem SAR or any NQSO to an employee together with a tandem SAR shall only require one share of Common Stock available subject to the Plan to satisfy such joint Option. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for granting of Options under the Plan.

3.       Eligibility.

ISO's or ISO's in tandem with SAR's (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a) through (e) inclusive) may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for such purposes. However, a director of the Company who is not otherwise an employee is not deemed an employee for such purposes. NQSOs and NQSOs in tandem SARs may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company, including persons who have previously been granted Options under the Plan.

4.       Administration of the Plan.

         (a) The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time or by a Stock Option Committee (the "Compensation Committee") which shall be comprised of at least two Outside Directors (as such term is defined in regulations promulgated from time to time with respect to section 162(m)(4)(c)(i) of the Code) appointed by such Board of Directors of the Company and/or an Option Committee, comprised of such individual or individuals as the Board of Directors of the Company may designate from time to time (such Option Committee and the Compensation Committee are collectively hereinafter referred to as the "Committee"). As and to the extent authorized by the Board of Directors of the Company, a Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors or Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISOs, NQSOs, and/or SARs in tandem with NQSOs, and/or SARs in tandem with ISOs) and the number of shares of Common Stock to be subject to each Option, the manner and form in which

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             the optionee can tender payment upon the exercise of his Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors and/or a Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors and/or a Committee, in its discretion, shall deem relevant. The Board of Directors' and/or a Committee's determinations (to the extent authorized by the Company's Board of Directors) on the matters referred to in this Paragraph shall be conclusive.

         (b) Notwithstanding anything contained herein to the contrary, at anytime during the period the Company's Common Stock is registered pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the compensation Committee, if one has been appointed to administer all or part of the Plan, shall have the exclusive right to grant Options to Covered Empoyees as defined under Section 162(m)(3) of the Code, (generally persons subject to Section 16 of the 1934 Act) and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, comply with all applicable conditions of Rule 16b-3, as amended from time to time, (and its successor provisions, if any) under the 1934 Act and Section 162(m)(4)(C) of the Code, as amended. To the extent any provision of the Plan or action by the Board of Directors or Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors and/or such Compensation Committee.

5.       Terms of Options.

         Within the limits of the express provisions of the Plan, the Board of Directors or a Committee may grant either ISOs or NQSOs or SARs in tandem with NQSOs or SARs in tandem with ISOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The optionee, if granted a SAR in tandem with a NQSO or ISO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO or ISO, at one of the certain specified times during the exercise period of the NQSO or ISO as set by the Board of Directors or a Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph (b) of this Paragraph 5) of one share of Common Stock over the Option Price per share specified upon grant of the NQSO or ISO/SAR multiplied by the number of shares of Common Stock covered by the SAR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors and/or a Committee consistent with the provisions of the Plan, including the following:

         (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         (b) The Option Price of the shares of Common Stock subject to each ISO and each SAR issued in tandem with an ISO shall not be less than the fair market value of such shares of Common Stock at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the Nasdaq Stock Market, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO or SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

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         (c) The Option Price of the shares of Common Stock subject to an NQSO or an SAR in tandem with a NQSO granted pursuant to the Plan shall be determined by the Board of Directors or a Committee, in its sole discretion, subject to a minimum option price established from time to time under any state securities laws with respect to grants in such state.

         (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO or an SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more that 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

         (e) An SAR may be exercised at any time during the exercise period of the ISO or NQSO with which it is granted in tandem and prior to the exercise of such ISO or NQSO. Notwithstanding the foregoing, the Board of Directors and/or a Committee shall in their discretion determine from time to time the terms and conditions of SAR's to be granted, which terms may vary from the afore-described conditions, and which terms shall be set forth in a written stock option agreement evidencing the SAR granted in tandem with the ISO or NQSO. The exercise of an SAR granted in tandem with an ISO or NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were subject to the exercised SAR. The Board of Directors or a Committee has the discretion to alter the terms of the SARS if necessary to comply with Federal or state securities law. Amounts to be paid by the Company in connection with an SAR may, in the Board of Director's or a Committee's discretion, be made in cash, Common Stock or a combination thereof.

         (f) An Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no event may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred (100), and
             (ii) except with respect to performance based Options, or performance based options which vest at a certain date in the future irrespective of whether or not performance is achieved become fully exercisable more than five years from the date of its grant nor shall less than 20% of the Option become exercisable in any of the first five years of the Option, if not terminated as provided in Section 6 hereof. The Board of Directors or a Committee, if applicable, shall, in the event it so elects in its sole discretion, set one or more performance standards with respect to one or more Options upon which vesting is conditioned (which performance standards may vary among the Options).

         (g) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, which payment at the option of the optionee shall be in the form of (i) cash or certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, (ii) if permitted by a Committee or the Board of Directors, as determined by a Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by the delivery of shares of Common Stock having a fair market value equal to the Option Price or the delivery of an interest-bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code (provided, in order to qualify as an ISO, more than one year shall have passed since the date of grant and one year from the date of exercise), or (iii) at the option of a Committee or the Board of Directors, determined by a Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by a combination of cash, promissory note and/or such shares of Common Stock (subject to the restriction above) held by the employee that have a fair market value together with such cash and principal amount of any promissory note that shall equal the Option Price, and, in the case of a NQSO, at the discretion of a Committee or Board of Directors by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value of the Common Stock equal to the exercise price and/or the tax withholding amount due. Furthermore, a Committee of the Board of Directors in its sole discretion may provide for withholding as set forth in Paragraph 9(c) hereof. In the event an employee is granted an ISO or NQSO in tandem with an SAR and desires to exercise such SAR, such written notice shall so state
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             such intention. To the extent allowed by applicable Federal and state securities laws, the Option Price may also be paid in full by a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors and/or a Committee, in its discretion, shall authorize.

         (h) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

         (i) All ISOs or SARs in tandem with ISOs granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by the holder. The Board or a Committee, in its sole discretion, shall determine whether an Option other than an ISO or SAR in tandem with an ISO shall be transferable. No Option granted under the Plan shall be subject to execution, attachment or other process.

         (j) The aggregate fair market value, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with
             Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO.

         (k) Notwithstanding anything contained herein to the contrary, an SAR which was granted in tandem with an ISO shall (i) expire no later than the expiration of the underlying ISO; (ii) be for no more than 100% of the spread at the time the SAR is exercised; (iii) shall only be transferable when the underlying ISO is transferable; (iv) only be exercised when the underlying ISO is eligible to be exercised; and (v) only be exercisable when there is a positive spread.

         (l) In no event shall an employee be granted Options for more than 200,000 shares of Common Stock during any calendar year period; provided, however, that the limitation set forth in this Section 5(l) shall be subject to adjustment as provided in Section 8 herein.

6.       Death or Termination of Employment/Consulting Relationship.

         (a) Except as provided herein, or otherwise determined by the Board of Directors or a Committee in its sole discretion, upon termination of employment with the Company voluntarily by the employee or termination of a consulting relationship with the Company prior to the termination of the term thereof, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three
             (3) months after the date of such termination, subject to the provisions of Subparagraph (d) of this Paragraph 6. Notwithstanding anything contained herein to the contrary, unless otherwise determined by the Board of Directors or a Committee in its sole discretion, any options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is terminated as a result of performing services for the Company in bad faith or has been convicted of a felony committed against the Company, or is terminated for cause, and the other provisions of this Section 6 shall not be applicable thereto. For purposes of this Section 6, termination for cause shall be deemed the decision of the Company, in its sole discretion.

         (b) If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or while providing consulting services to the Company or a subsidiary or parent corporation or (ii) within six (6) months after the termination of such holder's employment/consulting, such Options may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or a Committee in its sole discretion, but in any event within twelve months, less one (1) day after the individual's death, to the extent such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

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         (c) If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised at any time within six months less one day after such holder's termination of employment due to the disability.

         (d) Except as otherwise determined by the Board of Directors or a Committee in its sole discretion, an Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, consulting relationship or death, and in any event may not be exercised after the original expiration date of the Option. Notwithstanding anything contained herein which may be to the contrary, such termination or death prior to vesting shall, unless otherwise determined by the Board of Directors or Committee, in its sole discretion, be deemed to occur at a time the holder was not entitled to exercise the Option.

         (e) The Board of Directors or a Committee, in its sole discretion, may at such time or times as it deems appropriate, if ever, accelerate all or part of the vesting provisions with respect to one or more outstanding options. The acceleration of one Option shall not infer that any Option is or shall be accelerated.

7.       Leave of Absence.

         For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8.       Adjustment Upon Changes in Capitalization.

         (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or a Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company for solely stock and/or securities, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in (b) below, the sale of substantially all the assets of the Company for other than stock and/or securities, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

         (b) Any Option granted under the Plan, may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and
             (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

         (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock. No adjustment shall be made with respect to stock dividends or splits which do not exceed 5% on any fiscal year, cash dividends or the issuance to shareholders of the grantor of rights to subscribe for additional shares of Common Stock or other securities.

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         (d) Notwithstanding anything contained in this Plan, including, but not limited to, Section 5 hereof, an option granted under the plan of another corporation which either (I) sells substantially all of its and or its subsidiaries assets to the Company and or a subsidiary thereof or (ii) is merged into, consolidated with, or all or a substantial portion of its stock is acquired by the Company and/or a subsidiary thereof may be exchanged for Options to purchase shares of the Company's Common Stock upon substantially the same terms and conditions of the acquired company's plan. To the extent the above may be inconsistent with Section 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

9.       Further Conditions of Exercise.

         (a) Unless the shares of Common Stock issuable upon the exercise of an Option have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

         (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

         (c) The Board of Directors or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option and/or SAR until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option and/or SAR in an amount sufficient to reimburse the Company for the amount it is required to so withhold,
             (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold, or (iv) withholding the amount due from such employee's wages if the employee is employed by the Company or any subsidiary thereof.

9.       Termination, Modification and Amendment.

         (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

         (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

         (c) The Board of Directors of the Company may at any time, prior to ten
             (10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan, or materially change the standards of eligibility under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

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         (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11.      Effective Date of the Plan.

The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors.

12.      Not a Contract of Employment.

Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee.

13.      Other Compensation Plans.

The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.